Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income before income taxes by geographic area was as follows:

	Year Ended December 31,
	2014	2013	2012
	(In thousands)
Domestic	$174,964	$176,156	$153,292
Foreign	(10,564)	15,739	7,443
Total income before income taxes	$164,400	$191,895	$160,735

Federal, state and foreign income taxes were as follows:

	Year Ended December 31,
	2014	2013	2012
	(In thousands)
Federal:
Current	$49,590	$44,785	$38,129
Deferred	22,549	19,773	14,926
State:
Current	4,849	4,231	3,956
Deferred	727	2,026	1,783
Foreign:
Current	4,638	6,475	1,947
Deferred	(10,957)	613	(215)
Provision for income taxes	$71,396	$77,903	$60,526
Actual income tax expense differed from income tax expense computed by applying the U.S. federal statutory corporate tax rate of 35% to income before income taxes in 2014, 2013 and 2012 as follows:

	Year Ended December 31,
	2014	2013	2012
	(In thousands)
Provision at the U.S. federal statutory rate	$57,540	$67,163	$56,257
Increase (decrease) resulting from:
State income tax, net of benefit for federal deduction	5,267	4,228	3,455
Foreign income tax rate differential	(3,188)	(538)	(854)
Employment credits	(481)	(421)	(291)
Changes in valuation allowances	9,507	2,713	183
Non-deductible goodwill	—	1,355	—
Deductible goodwill	(10,209)	—	—
Non-deductible transaction costs	—	1,064	—
Stock-based compensation	245	282	201
Convertible debt redemption	9,727	—	—
Other	2,988	2,057	1,575
Provision for income taxes	$71,396	$77,903	$60,526

During 2014, the Company recorded a tax provision of $71.4 million. Certain expenses for stock-based compensation recorded in 2014 in accordance with Financial Accounting Standards Board (“FASB”) guidance were non-deductible for income tax purposes. A portion of the U.S. GAAP loss on the extinguishment of the 2.25% Notes and the 3.00% Notes was not deductible for tax purposes. This was partially offset by the net tax benefit from tax deductible goodwill in Brazil resulting from a restructuring during 2014. The Company provided additional valuation allowances with respect to net operating losses of certain Brazil subsidiaries, certain foreign company deferred tax assets recorded for tax deductible goodwill in Brazil, as well as state net operating losses in the U.S., based on expectations concerning their realizability. As a result of these items, and the impact of the items occurring in 2013 discussed below, the effective tax rate for the year ended December 31, 2014 increased to 43.4%, as compared to 40.6% for the year ended December 31, 2013.
During 2013, the Company recorded a tax provision of $77.9 million. Certain expenses for stock-based compensation recorded in 2013 in accordance with FASB guidance were non-deductible for income tax purposes. The Company also had non-deductible goodwill from the dispositions of certain domestic dealerships, as well as non-deductible transaction costs related to foreign acquisitions. The Company provided valuation allowances with respect to certain foreign company deferred tax assets, as well as state net operating losses in the U.S., based on expectations concerning their realizability. As a result of these items, and the impact of the items occurring in 2012 discussed below, the effective tax rate for the year ended December 31, 2013 increased to 40.6%, as compared to 37.7% for the year ended December 31, 2012.
During 2012, the Company recorded a tax provision of $60.5 million. Certain expenses for stock-based compensation recorded in 2012 in accordance with FASB guidance were non-deductible for income tax purposes. The Company provided valuation allowances with respect to certain state net operating losses in the U.S. based on expectations concerning their realizability. As a result of these items, and the impact of certain items occurring in 2011, the effective tax rate for the year ended December 31, 2012 increased to 37.7%, as compared to 37.6% for the year ended December 31, 2011.
Deferred income tax provisions resulted from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effects of these temporary differences representing deferred tax assets/liabilities resulted principally from the following:

	December 31,
	2014	2013
	(In thousands)
Deferred tax assets:
Loss reserves and accruals	$50,158	$43,451
Interest rate swaps	10,745	8,310
Convertible note hedge on 3.00% Notes	—	12,547
Convertible note hedge on 2.25% Notes	—	6,639
U.S. state net operating loss (“NOL”) carryforwards	16,592	14,231
Foreign NOL carryforwards	21,770	13,056
Deferred tax assets	99,265	98,234
Valuation allowance on deferred tax assets	(40,486)	(28,310)
Net deferred tax assets	$58,779	$69,924
Deferred tax liabilities:
Goodwill and intangible franchise rights	$(138,992)	$(141,384)
Depreciation expense	(43,070)	(39,285)
Discount on 3.00% Notes	—	(10,483)
Discount on 2.25% Notes	—	(7,846)
Deferred gain on bond redemption	(2,046)	—
Other	(1,936)	(999)
Deferred tax liabilities	(186,044)	(199,997)
Net deferred tax liability	$(127,265)	$(130,073)

As of December 31, 2014, the Company had state NOL carryforwards in the U.S. of $244.2 million that will expire between 2015 and 2034, and foreign NOL carryforwards of $65.5 million that may be carried forward indefinitely. To the extent that the Company expects that net income will not be sufficient to realize these NOLs in certain jurisdictions, a valuation allowance has been established.
The Company had gross long-term deferred tax liabilities of $202.1 million and $216.2 million, including $9.6 million and $27.5 million related to long-term foreign deferred tax liabilities, as of December 31, 2014 and 2013, respectively. The Company had gross long-term deferred tax assets of $63.7 million and $64.9 million as of December 31, 2014 and 2013, respectively. The Company believes it is more likely than not, that its deferred tax assets, net of valuation allowances provided, will be realized, based primarily on our expectation of future taxable income, considering future reversals of existing taxable temporary differences, as well as the availability of taxable income in prior years to carry back losses to recover taxes previously paid.
As of December 31, 2014, the Company has not provided for U.S. deferred taxes on $16.7 million of undistributed earnings and associated withholding taxes of its foreign subsidiaries, as the Company has taken the position that its foreign earnings will be permanently reinvested outside the U.S. If a distribution of those earnings were to be made, the Company may be subject to both foreign withholding taxes and U.S. income taxes, net of any allowable foreign tax credits or deductions, of up to approximately $4.7 million.
The Company is subject to income tax in U.S. federal and numerous state jurisdictions, as well as in the U.K. and Brazil. Based on applicable statutes of limitations, the Company is generally no longer subject to examinations by U.S. tax authorities in years prior to 2010, by U.K. tax authorities in years prior to 2011 and by Brazil tax authorities in years prior to 2009.
The Company had no unrecognized tax benefits as of December 31, 2014 and 2013.
The Company did not incur any interest and penalties nor accrue any interest for the years ended December 31, 2014 and 2013. When applicable, consistent with prior practices, the Company recognizes interest and penalties related to uncertain tax positions in income tax expense.